                                                                      EXHIBIT 99


                                                               [FAIR ISAAC LOGO]

Contact: INVESTORS & ANALYSTS:
         Megan Forrester
         Fair Isaac Corporation
         (800) 213-5542
         investor@fairisaac.com

          FAIR ISAAC ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS, STOCK
           REPURCHASE PROGRAM AND NOTICE OF REDEMPTION OF CONVERTIBLE
                               SUBORDINATED NOTES

                        6% Year-Over-Year Revenue Growth

MINNEAPOLIS--July 28, 2004--Fair Isaac Corporation (NYSE:FIC), a leader in customer analytics and decision technology, today announced financial results for the third fiscal quarter ended June 30, 2004, a $200 million stock repurchase program and notice of redemption of its $150 million principal amount, 5.25% Convertible Subordinated Notes.

GAAP RESULTS

The company reported third quarter revenues of $173.2 million in fiscal 2004 versus $163.0 million reported in the third quarter of fiscal 2003. Revenues for the nine months ended June 30, 2004, totaled $515.8 million as compared to revenues of $468.3 million reported in the same period last year. Net income for the third quarter of fiscal 2004 totaled $28.8 million, or $0.39 per share, on
73.1 million diluted shares outstanding, compared with net income of $30.0 million, or $0.40 per share, on 79.4 million diluted shares outstanding reported in the same quarter last year(1). Net income for the nine months ended June 30, 2004, totaled $88.4 million, or $1.20 per share, on 77.7 million diluted shares outstanding, compared with $75.5 million, or $0.99 per share, on 76.5 million diluted shares outstanding reported in the same period last year(1).

PRO FORMA RESULTS

The company reported pro forma net income for the third quarter of fiscal 2004 of $32.9 million, compared to pro forma net income of $32.2 million reported in the same quarter last year. Pro forma diluted earnings per share for the third quarter of fiscal 2004 was $0.45, compared to pro forma diluted earnings per share of $0.43 reported in the same quarter last year.

Pro forma net income for the nine months ended June 30, 2004 was $97.5 million, compared with pro forma net income of $83.4 million reported in the same period last year. Pro forma diluted earnings per share for the nine months ended June 30, 2004 was $1.32, compared to pro forma diluted earnings per share of $1.09 reported in the same period last year.

The GAAP results for the third quarter and nine months ended June 30, 2004 include the revenue impact of the purchase accounting adjustments, including the write-down to fair market value of deferred maintenance revenue, in connection with the acquisition of London Bridge Software

Holdings plc, the amortization of intangible assets acquired in acquisitions, and acquisition-related expenses. The pro forma results for the third quarter and nine months ended June 30, 2004 exclude the impact of these purchase accounting adjustments and acquisition-related expenses. A reconciliation of GAAP to pro forma, or non-GAAP, financial results is included in this press release.

All earnings per share figures reflect the company's three-for-two stock split, which took effect March 10, 2004.

"Although we are disappointed in our lower-than expected results this particular quarter, we believe our business model and portfolio of unique transaction-oriented analytic products will provide revenue and income growth in FY05 and beyond, consistent with that of the last four years," said Tom Grudnowski, President and CEO of Fair Isaac. "Our innovation is as strong as ever, but we are still learning how to execute well in multiple markets simultaneously. We have begun the integration of London Bridge, and our expectations remain high as we begin to manage in this new space."

NON-GAAP FINANCIAL MEASURES

The company uses pro forma non-GAAP financial measures, which exclude the purchase accounting adjustments and acquisition-related expenses described above, in analyzing financial results because they provide meaningful information regarding the company's operational performance and facilitate management's internal comparisons to the company's historical operating results and comparisons to the operating results of other companies. The company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency of the company's operating performance. Wherever non-GAAP financial measures have been included in this press release, the company has reconciled them in the tables below to their GAAP counterparts. These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States of America and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The following tables reconcile the non-GAAP financial measures to GAAP:

                                                QUARTER ENDED                QUARTER ENDED
                                                JUNE 30, 2004                JUNE 30, 2003
                                         ---------------------------   --------------------------
                                                           DILUTED                      DILUTED
                                          NET INCOME       EPS           NET INCOME     EPS (1)
                                         ------------   ------------   ------------   ------------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)

Non-GAAP (pro forma) .................   $     32,902   $       0.45   $     32,179   $       0.43
   Revenue impact of deferred
      maintenance write-down .........            816           0.01             --             --
   Amortization of acquired intangible
      assets .........................          2,851           0.04          2,146           0.03
   Acquisition-related expenses ......            466           0.01             --             --
                                         ------------   ------------   ------------   ------------
GAAP .................................   $     28,769   $       0.39   $     30,033   $       0.40
                                         ============   ============   ============   ============

                                              NINE MONTHS ENDED            NINE MONTHS ENDED
                                                JUNE 30, 2004                JUNE 30, 2003
                                         ---------------------------   --------------------------
                                                           DILUTED                      DILUTED
                                          NET INCOME       EPS (1)       NET INCOME       EPS
                                         ------------   ------------   ------------   ------------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)

Non-GAAP (pro forma) .................   $     97,547   $       1.32   $     83,356   $       1.09
   Revenue impact of deferred
      maintenance write-down .........            816           0.01             --             --
   Amortization of acquired intangible
      assets .........................          7,892           0.10          6,288           0.08
   Acquisition-related expenses ......            466           0.01          1,600           0.02
                                         ------------   ------------   ------------   ------------
GAAP .................................   $     88,373   $       1.20   $     75,468   $       0.99
                                         ============   ============   ============   ============

STOCK REPURCHASE PROGRAM

The company's Board of Directors has approved a stock repurchase program to acquire up to $200 million of the company's outstanding common stock. As of June 30, 2004, the company had approximately 70.3 million shares of common stock outstanding. The program, which will expire in one year, will allow the company to repurchase its shares from time-to-time in the open market and in negotiated transactions.

REDEMPTION OF 5.25% CONVERTIBLE SUBORDINATED NOTES

The company has given notice to redeem its 5.25% Convertible Subordinated Notes due September 1, 2008. The redemption date will be September 8, 2004 at a redemption price of 102.625% of the principal amount of the notes plus interest accrued on the notes to the redemption date.

COMPANY TO HOST CONFERENCE CALL

The company will host a conference call today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss its third quarter results and provide guidance for the remainder of fiscal 2004 and fiscal 2005. The call can be accessed live on the Investor Relations' section of the company's Web site at www.fairisaac.com, and will be archived on the site immediately following the call.

ABOUT FAIR ISAAC

Fair Isaac Corporation (NYSE:FIC) is the preeminent provider of creative analytics that unlock value for people, businesses and industries. The company's predictive modeling, decision analysis, intelligence management, decision management systems and consulting services power billions of mission-critical customer decisions a year. Founded in 1956, Fair Isaac helps thousands of companies in over 60 countries acquire customers more efficiently, increase customer value, reduce fraud and credit losses, lower operating expenses and enter new markets more profitably. Most leading banks and credit card issuers rely on Fair Isaac solutions, as do insurers, retailers, telecommunications providers, healthcare organizations and government agencies. Through the www.myFICO.com Web site, consumers use the company's FICO(R) scores, the standard measure of credit risk, to manage their financial health. For more information, visit www.fairisaac.com.

STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Except for historical information contained herein, the statements contained in this press release that relate to Fair Isaac or its business are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the company's ability to recruit and retain key technical and managerial personnel, the maintenance of its existing relationships and ability to create new relationships with customers and key alliance partners, its ability to continue to develop new and enhanced products and services, competition, regulatory changes applicable to the use of consumer credit and other data, the possibility that the anticipated benefits of acquisitions, including expected synergies, will not be realized and other risks described from time to time in Fair Isaac's SEC reports, including its Annual Report on Form 10-K for the year ended September 30, 2003, and quarterly report on Form 10-Q for the quarter ended March 31, 2004. If any of these risks or uncertainties materializes, Fair Isaac's results could differ materially from Fair Isaac's expectations in these statements. Fair Isaac disclaims any intent or obligation to update these forward-looking statements.

Fair Isaac and FICO are trademarks or registered trademarks of Fair Isaac Corporation, in the United States and/or in other countries. Other product and company names herein may be trademarks of their respective owners.

----------
(1) The computation of diluted earnings per share for the quarter ended June 30, 2003, and for the nine months ended June 30, 2004, includes 4.1 million shares of common stock issuable upon conversion of our convertible subordinated notes, along with a corresponding adjustment to net income to add back related interest expense, net of tax, of approximately $1.6 million and $4.8 million, respectively. The computation of diluted earnings per share for the quarter ended June 30, 2004, and for the nine months ended June 30, 2003, excludes these shares, as they were antidilutive during these periods.

                             FAIR ISAAC CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
          FOR THE QUARTERS AND NINE MONTHS ENDED JUNE 30, 2004 AND 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                          Quarter Ended                      Nine Months Ended
                                                             June 30,                            June 30,
                                                    --------------------------            --------------------------
                                                         2004             2003                 2004             2003
                                                    ---------        ---------            ---------        ---------

Revenues ...................................        $ 173,197        $ 163,000            $ 515,784        $ 468,330
                                                    ---------        ---------            ---------        ---------

Operating expenses:
        Cost of revenues ...................           61,361           62,209              184,179          186,904
        Research and development ...........           19,096           16,959               49,830           51,325
        Selling, general and administrative            45,384           31,277              127,652           95,175
        Amortization of intangible assets ..            4,597            3,461               12,728           10,142
        Restructuring and merger-related ...              751              (36)                 751            2,580
                                                    ---------        ---------            ---------        ---------
                 Total operating expenses ..          131,189          113,870              375,140          346,126
                                                    ---------        ---------            ---------        ---------
Operating income ...........................           42,008           49,130              140,644          122,204
Other income (expense), net ................            4,385             (690)               1,893             (482)
                                                    ---------        ---------            ---------        ---------
Income before income taxes .................           46,393           48,440              142,537          121,722
Provision for income taxes .................           17,624           18,407               54,164           46,254
                                                    ---------        ---------            ---------        ---------
Net income .................................        $  28,769        $  30,033            $  88,373        $  75,468
                                                    =========        =========            =========        =========


Earnings per share:
        Basic ..............................        $    0.41        $    0.42(b)         $    1.26        $    1.04(b)
                                                    =========        =========            =========        =========
        Diluted ............................        $    0.39        $    0.40(a)(b)      $    1.20(a)     $    0.99(b)
                                                    =========        =========            =========        =========

Shares used in computing earnings per share:

        Basic ..............................           70,008           71,233(b)            70,046           72,787(b)
                                                    =========        =========            =========        =========
        Diluted ............................           73,050           79,436(a)(b)         77,656(a)        76,453(b)
                                                    =========        =========            =========        =========


(a) The computation of diluted earnings per share for the quarter ended June 30, 2003, and for the nine months ended June 30, 2004, includes 4.1 million shares of common stock issuable upon conversion of our convertible subordinated notes, along with a corresponding adjustment to net income to add back related interest expense, net of tax, of approximately $1.6 million and $4.8 million, respectively. The computation of diluted earnings per share for the quarter ended June 30, 2004, and for the nine months ended June 30, 2003, excludes these shares, as they were antidilutive during these periods.

(b) On February 2, 2004, our Board of Directors declared a three-for-two stock split in the form of a 50% common stock dividend with cash payment in lieu of fractional shares, paid on March 10, 2004 to shareholders of record on February 18, 2004. The share and per share amounts within the condensed consolidated statements of income have been restated to reflect this stock split.

                             FAIR ISAAC CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                      JUNE 30, 2004 AND SEPTEMBER 30, 2003
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                              June 30,          September 30,
                                                                2004                2003
                                                          ---------------     ---------------
ASSETS:
Current assets:
        Cash and investments                              $       453,664     $       505,351
        Receivables, net                                          135,905             138,712
        Prepaid expenses and other current assets                  24,885              23,809
                                                          ---------------     ---------------
           Total current assets                                   614,454             667,872

Investments                                                        70,971             164,254
Property and equipment, net                                        52,698              50,706
Goodwill and intangible assets, net                               831,350             551,772
Other noncurrent assets                                            52,790              60,569
                                                          ---------------     ---------------
                                                          $     1,622,263     $     1,495,173
                                                          ===============     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
       Accounts payable and other accrued liabilities     $        84,767     $        40,939
       Accrued compensation and employee benefits                  25,489              25,839
       Deferred revenue                                            39,517              31,584
                                                          ---------------     ---------------
           Total current liabilities                              149,773              98,362

Senior convertible notes                                          400,000             400,000
Convertible subordinated notes                                    142,510             141,364
Other noncurrent liabilities                                        8,423               5,905
                                                          ---------------     ---------------
           Total liabilities                                      700,706             645,631

Stockholders' equity                                              921,557             849,542
                                                          ---------------     ---------------
                                                          $     1,622,263     $     1,495,173
                                                          ===============     ===============

                             FAIR ISAAC CORPORATION
                               REVENUES BY SEGMENT
          FOR THE QUARTERS AND NINE MONTHS ENDED JUNE 30, 2004 AND 2003
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                    Quarter Ended              Nine Months Ended
                                       June 30,                    June 30,
                               -----------------------     -----------------------
                                  2004          2003          2004          2003
                               ---------     ---------     ---------     ---------
Strategy machine solutions     $ 105,699     $  97,032     $ 312,547     $ 283,038
Scoring solutions                 36,308        34,547       105,322       101,570
Professional services             23,197        21,925        70,305        62,018
Analytic software tools            7,993         9,496        27,610        21,704
                               ---------     ---------     ---------     ---------
     Total revenues            $ 173,197     $ 163,000     $ 515,784     $ 468,330
                               =========     =========     =========     =========

                             FAIR ISAAC CORPORATION
                        BASELINE REVENUE ANALYSIS - 2004
                                 (IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                            BKG'04           Q1A            Q2A             Q3A            Q4E             FY04
------------------------------------------------------------------------------------------------------------------------------------
Baseline Prior to '04                                    $ 153,440      $ 148,234       $ 140,726      $ 132,887       $ 575,287
  London Bridge Baseline                                                                    5,433         15,440          20,873
-----------------------------------                 -----------------------------------------------------------------------------
Total Baseline Prior to '04                                153,440        148,234         146,159        148,327         596,160
                                                    -----------------------------------------------------------------------------
Q1-2004                                   $ 135,108         15,901         10,304           8,300          7,273          41,778
Q2-2004                                     116,997                        14,708           8,397          9,824          32,929
Q3-2004                                      78,580                                        10,341          8,598          18,939
Q4-2004 E                                   100,000                                                       15,059          15,059
------------------------------------------------------------------------------------------------------------------------------------
Total FY04 E                                430,685         15,901         25,012          27,038         40,754         108,705
                                   ----------------------------------------------------------------------------------------------
Baseline Prior to '05 E                                    169,341        173,246         173,197        189,081         704,865

                                   ----------------------------------------------------------------------------------------------
Q1-2005
Q2-2005
Q3-2005
Q4-2005                                                                                   Not Used


Total FY05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL ESTIMATE                      $ 430,685      $ 169,341      $ 173,246       $ 173,197      $ 189,081       $ 704,865
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                      BKG'05             Q1E             Q2E             Q3E              Q4E               FY05E
------------------------------------------------------------------------------------------------------------------------------------
Baseline Prior to '04                                $ 125,057       $ 121,996       $ 122,773        $ 120,258           $ 490,084
  London Bridge Baseline                                16,450          17,050          17,100           16,400              67,000
-----------------------------------             ------------------------------------------------------------------------------------
Total Baseline Prior to '04                            141,507         139,046         139,873          136,658             557,084
                                                ------------------------------------------------------------------------------------
Q1-2004                                                  7,025           6,659           5,906            5,649              25,239
Q2-2004                                                  8,735           6,961           6,457            6,363              28,516
Q3-2004                                                  6,721           4,803           2,460            2,522              16,506
Q4-2004 E                                                5,066           3,864           3,630            3,416              15,976
------------------------------------------------------------------------------------------------------------------------------------
Total FY04 E                                            27,547          22,287          18,453           17,950              86,237
                                                ------------------------------------------------------------------------------------
Baseline Prior to '05 E                              $ 169,054       $ 161,333       $ 158,326        $ 154,608           $ 643,321
                                                ====================================================================================

Q1-2005
Q2-2005                                                                                '05 New Revenue
Q3-2005                                                                                 To Be Reported
Q4-2005


Total FY05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------

E = Estimate
A = Actual